UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2020

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067

(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On October 31, 2019, the Board of Directors (the “Board”) of Community Healthcare Trust Incorporated (the “Company”), at the recommendation of the compensation committee of the Board (the “Committee”), authorized and approved the Fourth Amendment (the “Wallace Fourth Amendment”) to the Employment Agreement by and between the Company and Timothy G. Wallace (the “Wallace Employment Agreement”), the First Amendment (the “Dupuy First Amendment”) to the Employment Agreement by and between the Company and David H. Dupuy (the “Dupuy Employment Agreement”), the First Amendment (the “Barnes First Amendment”) to the Amended and Restated Employment Agreement by and between the Company and W. Page Barnes (the “Barnes Employment Agreement”), and the First Amendment (the “Stach First Amendment”) to the Amended and Restated Employment Agreement by and between the Company and Leigh Ann Stach (the “Stach Employment Agreement”). These amendments to each respective employment agreements were executed on January 3, 2020 and were effective as of January 1, 2020.
Wallace Employment Agreement
The principal change in the Wallace Employment Agreement resulting from the Wallace Fourth Amendment is to increase the base salary paid by the Company to Timothy G. Wallace for his employment as President and Chief Executive Officer (“Wallace Base Salary”). In 2019, the Wallace Base Salary was $540,000.00. The Wallace Fourth Amendment increases the Wallace Base Salary to $645,000.00 for 2020, which is an $105,000.00 increase from 2019.
The foregoing descriptions of the Wallace Fourth Amendment to the Wallace Employment Agreement are qualified in their entirety by reference to the original Wallace Employment Agreement, which is included as Exhibit 10.6 to the Registration Statement on Form S-11 of the Company filed with the Securities and Exchange Commission (the "SEC") on April 2, 2015, the first amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 18, 2017, the second amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 2, 2018, the third amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 3, 2019, and the Wallace Fourth Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Wallace Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Dupuy Employment Agreement
The principal change in the Dupuy Employment Agreement resulting from the Dupuy First Amendment is to increase the base salary paid by the Company to David H. Dupuy for his employment as Executive Vice President and Chief Financial Officer (“Dupuy Base Salary”). In 2019, the Dupuy Base Salary was $350,000.00. The Dupuy First Amendment increases the Dupuy Base Salary to $392,000.00 for 2020, which is a $42,000.00 increase from 2019.
The foregoing descriptions of the Dupuy First Amendment to the Dupuy Employment Agreement are qualified in their entirety by reference to the Dupuy Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 11, 2019 and the Dupuy First Amendment, which is included as Exhibit 10.2 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Dupuy First Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Barnes Employment Agreement
The principal change in the Barnes Amended and Restated Employment Agreement resulting from the Barnes First Amendment is to increase the base salary paid by the Company to W. Page Barnes for his employment as Executive Vice President and Chief Operating Officer (“Barnes Base Salary”). In 2019, the Barnes Base Salary was $328,000.00. The Barnes First Amendment increases the Barnes Base Salary to $370,400.00 for 2020, which is a $42,400.00 increase from 2019.
The foregoing descriptions of the Barnes First Amendment to the Barnes Employment Agreement are qualified in their entirety by reference to the amended and restated Barnes Employment Agreement, which is included as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on March 11, 2019, and the Barnes First Amendment, which is included as Exhibit 10.3 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Barnes First Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Stach Employment Agreement
The principal change in the Barnes Amended and Restated Employment Agreement resulting from the Stach First Amendment is to increase the base salary paid by the Company to Leigh Ann Stach for her employment as Executive Vice President and Chief Accounting Officer (“Stach Base Salary”). In 2019, the Stach Base Salary was $266,000.00. The Stach First Amendment increases the Stach Base Salary to $326,800.00 for 2020, which is a $60,800.00 increase from 2019.
The foregoing descriptions of the Stach First Amendment to the Stach Employment Agreement are qualified in their entirety by reference to the amended and restated Stach Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 2, 2019, and the Stach First Amendment, which is included as Exhibit 10.4 to this Current Report on Form 8-K, and are incorporated by reference into this Item. The foregoing description of the Stach First Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Fourth Amendment to the Wallace Employment Agreement
10.2	First Amendment to the Dupuy Employment Agreement
10.3	First Amendment to the Barnes Employment Agreement
10.4	First Amendment to the Stach Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ David H. Dupuy Executive Vice President and Chief Financial Officer
Date: January 3, 2020

4